1789 Growth and Income Fund

Class P Shares (PSEPX)
Class A Shares (PSEAX)
Class C Shares (PSECX)

For Investors Seeking Total Return Comprised of Current Income,
Growth of Income, and Capital Appreciation

PROSPECTUS

February 28, 2014
Revised June 2, 2014

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Section	1
General Summary Information	10
Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings	11
General Information	19
Shareholder Information	21
Investing in the Fund	22
Other Important Investment Information	32
Financial Highlights	35
Privacy Notice	39
How to Get More Information	Back Cover

Summary Section

Investment Objective

The 1789 Growth and Income Fund (the “Fund”) seeks total return comprised of current income, growth of income, and capital appreciation.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts or waivers if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts or waivers is available from your financial professional and in the section of this prospectus entitled “Investing in the Fund”.

	Class P Shares	Class A Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load)	None	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	None	None	1.00%
Exchange Fee	None	None	None
REDEMPTION FEES (as a percentage of the amount redeemed on shares sold after holding them for 60 days or less)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses	0.24%	0.24%	0.24%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.02%	1.27%	2.02%

Expense Example

The following example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Class P Shares	$104	$325	$563	$1,248
Class A Shares	$648	$907	$1,185	$1,978
Class C Shares	$205	$634	$1,088	$2,348

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25.89% of the average value of its portfolio.

The Principal Investment Strategy of the Fund

The Fund seeks to achieve its objective by investing primarily in a combination of common stocks and other equity securities (including preferred stocks and warrants), debt securities and convertible securities. The Fund may also invest in other investment companies such as mutual funds and exchange traded funds (ETFs) that invest primarily in these same securities. The Fund may also invest in ETFs that hold physical commodities such as gold, silver, and other precious metals. The allocation of the Fund’s investments across asset classes will vary substantially from time to time. The Fund’s investments in each asset class are not subject to limitation and are based upon Pinnacle Capital Management, LLC’s (the “Adviser”) assessment of economic conditions and market factors, including equity price levels, interest rate levels and their anticipated direction. The Adviser will select common stocks by utilizing a fundamental, bottom-up research process intended to identify issuers whose financial fundamentals are expected to improve. While there is no minimum dividend required for any single equity investment, as part of its evaluation process, the Adviser will consider an issuer’s ability to pay a current dividend as well as its ability to increase its dividend payout in the future. The Adviser will select convertible or debt securities using a credit analysis that focuses on income-producing characteristics. Up to 10% of the Fund’s investments at the time of purchase may be in debt securities and convertible securities that are rated below investment grade or unrated and determined to be of similar quality (“high-yield securities” or “junk bonds”). The Fund may invest in issuers of any market

2

capitalization (with a focus on $3 billion and above) and may invest a portion of its assets in non-U.S. securities (including emerging market securities). The Fund may employ a strategy of writing (selling) call options on the common stocks it holds; such strategy is intended to enhance Fund distributions and reduce overall portfolio risk, though there is no assurance that it will succeed. In addition to equity securities (such as preferred stocks and warrants), the Fund may invest in unregistered securities.

In making the Fund’s fixed income securities investments, the Fund may invest in corporate bonds, debentures and notes, U.S. Government securities, municipal securities, foreign sovereign issued securities, mortgage-backed (including interest only, principal only mortgages and pools the underlying assets of which include, “sub-prime”, negative amortization, no-document or non-performing mortgages, single-family, manufactured housing or commercial properties) and asset-backed securities, commercial paper, loans (including first lien, second lien, senior and mortgage), convertible debt securities, convertible preferred securities, bank debt, exchange traded funds primarily invested in fixed income securities, and mutual funds primarily invested in fixed income securities. The Fund may invest in fixed income securities without regard to maturity.

With respect to the equity portion of the Fund’s portfolio, the Adviser may sell a security when it believes the security no longer fits within the Fund’s portfolio, when the Adviser’s financial forecast for the security deteriorates, when the security’s market price rises substantially above the Adviser’s estimated fair intrinsic value, or when in the Adviser’s opinion a more attractive investment opportunity arises to replace the stock. With respect to the fixed portion of the Fund’s portfolio, the Adviser generally purchases fixed income securities with the intent of holding those securities to maturity. Prior to maturity, however, the Adviser may sell a fixed income security if it believes the issuer of the fixed income security will no longer be able to pay interest and/or principal as scheduled or when, in the Adviser’s opinion, a more attractive investment opportunity arises to replace the security. With the exception of selling based upon the uncovering of a more attractive investment opportunity, all sell decisions are intended to reduce downside risk and preserve the Fund’s capital. Selling to take advantage of a more attractive investment opportunity may be intended to achieve long-term capital appreciation and/or preserve the Fund’s capital.

The Principal Risks of Investing in the Fund

Risks in General. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund’s investments. There is risk that these and other factors may adversely affect the Fund’s performance. The loss of money is a risk of investing in the Fund.

Risks of Investing in Common Stocks. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

3

Risks of Small and Medium Capitalization Companies. The Fund may invest in the stocks of small and medium capitalization companies, which may subject the Fund to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium capitalization companies may have limited product lines and markets, and may experience higher failure rates than do larger companies.

Foreign Risks. Investing in foreign investments carries potential risks not associated with domestic investments, which may include currency exchange rate fluctuations; political and financial instability; less liquidity and greater volatility; lack of uniform accounting, auditing and financial reporting standards; less government regulation and supervision; increased price volatility; and delays in transaction settlement in some foreign markets. Emerging markets may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Fixed Income Securities Risks. Investing in fixed income securities subjects the Fund to interest rate risk and credit risk. Interest rate risk is the risk that increases in interest rates can cause the prices of the Fund’s investments in fixed income securities to decline. Credit risk is the risk that the issuer of bonds may not be able to meet interest or principal payments when bonds become due. The Fund could lose money or experience a lower rate of return if it holds high-yield securities (“junk bonds”) that are subject to higher credit risks and are less liquid than other fixed income securities. Junk bonds have more credit risk than investment grade bonds. The Adviser may, to a certain extent, rely on credit rating agencies’ assessments of the fixed income securities in which the Fund may invest, and to the extent the Adviser relies too heavily on those assessments without making an independent investigation of the quality of the particular securities, such security may be subject to more of the risks described in this paragraph - this risk arises as a result of conflicts of interest associated with credit rating agencies, which are paid by the issuers whose securities they rate. Accordingly, a rating from a credit rating agency is not always an accurate predictor of risk and an investor could lose money in a security that is rated as investment grade by a credit rating agency. Moreover, the risk associated with relying too heavily on credit rating agencies is heightened to the extent there is a lag between events that cause a downgrade of a particular security and the actual downgrading by the credit rating agency.

Convertible Bond Risk. Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. The prices of equity securities fluctuate from time to time based on changes in the company’s financial condition or overall market and economic conditions.

Sovereign Debt Securities Risks. Sovereign debt securities in which the Fund may invest may be rated below investment grade if they are subject to ratings. These securities usually offer higher yields than higher-rated securities but also are subject to greater risk than higher-rated securities.

4

Government-Sponsored Enterprise Risk. The Fund may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury. Such entities may include, without limitation, the Federal Home Loan Banks, Federal Farm Credit Banks, Fannie Mae and Freddie Mac. These entities are chartered or sponsored by Acts of Congress and are not funded by congressional appropriations and debt issued by these agencies are neither guaranteed nor insured by the U.S. government.

Investment Company Securities / ETF Risk. The Fund will incur higher and duplicative expenses when it invests in other investment companies such as mutual funds and ETFs. ETFs are also subject to the risks that they may trade above or below their actual net asset value. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. Some of the underlying funds, including the ETFs, will invest in equity securities which are generally affected by movements in the equity and stock markets. Some of the underlying funds, including the ETFs in which the Fund may invest, may invest directly or indirectly in physical commodities, such as gold, silver, and other precious materials. Accordingly, the Fund may be affected by changes in commodity prices which can move significantly in short periods of time and be affected by new discoveries or changes in government regulations. The Fund, through its investments in underlying funds (including the ETFs), may be exposed to various fixed income risks, including credit risk that the issuer of the security may not be able to make payments when due. Fixed income securities also face interest rate risk and duration risk. Interest rate risk refers to the risk that the prices of fixed income securities generally fall as interest rates rise; conversely, the prices of fixed income securities generally rise as interest rates fall.

Certain ETFs investing in physical commodities may not be investment companies and, as such, investors in those ETFs are not afforded the protections of the Investment Company Act of 1940, as amended. Additionally, income derived from investments in ETFs that invest in commodities may not be qualifying income for purposes of the regulated investment company (“RIC”) tax qualification tests under the Internal Revenue Code which may make it difficult for the Fund to qualify as a RIC. If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions. The performance of certain ETFs investing in interests in physical commodities is tied closely to and affected by developments in a specific sector, such as agriculture, and as such they are affected by the possibility that government regulation of that sector will negatively affect underlying investments of the ETF.

Mortgage-Backed / Asset-Backed Securities Risks. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the

5

Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. To the extent the Fund invests in mortgage-backed securities whose underlying mortgages include so called “sub-prime”, negative amortization, no-document or non-performing mortgages, the risk of default is generally greater. Additionally, certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family, commercial or other properties. The credit risk on such mortgage-backed securities is affected by homeowners or borrowers defaulting on their loans. The Fund may invest in mortgage-backed securities issued by federal agencies or government sponsored enterprises which may subject the Fund to Government Sponsored Enterprise Risk noted above. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors.

Municipal Securities Risks. To the extent the Fund invests in municipal securities, the Fund will be impacted by events that affect municipal securities markets. Such events could include unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers. Income from municipal securities held by the Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal security issuer. In addition, a portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax (“AMT”). To the extent the Fund invests in private activity bonds and municipal securities subject to taxation, the interest income on such investments may be subject to federal income taxes, the alternative minimum tax, or other state taxes.

Options Risk. The value of the Fund’s positions in options fluctuates in response to changes in the value of the underlying security as well as changes in interest rates, dividends and market volatility. Writing call options provides the opportunity for adding total return to the Fund through the collection of call premiums. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired.

Illiquidity Risk. The Fund may hold illiquid securities by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

New Fund and Management Risk. The Fund is relatively new and there is the risk that it may be unable to attract sufficient assets or to realize economies of scale. Should the Fund be unable to attract sufficient assets or realize economies of scale, it may be liquidated at any time without shareholder approval and at a time that may not be favorable to shareholders as such a liquidation will trigger income tax consequences to shareholders. Additionally, the portfolio managers of the Fund do not have prior experience managing a registered investment company and that lack of experience may raise the risk associated with an investment in the Fund.

6

Performance History

The bar chart and performance table below illustrate the variability of the Fund’s Class C Shares returns. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how its average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance and indices of funds with similar investment objectives. The performance of the comparative indices does not reflect deductions for fees, expenses or taxes. The returns for the Fund’s other share classes will differ from the returns of the Class C Shares shown below because the expenses of the classes differ. Sales loads are not reflected in the bar chart. If sales loads were reflected, the performance would be lower. Prior to August 16, 2013, the Fund was managed as a balanced fund employing a different investment objective and strategy.

For the periods included in the bar chart:

2012 Return:	9.64%
2013 Return:	19.49%

Best Quarter:	9.32%, 1st Quarter, 2012
Worst Quarter:	(4.46)%, 2nd Quarter, 2012

7

Average Annual Total Return as of December 31, 2013

Class C Shares	1 Year	Since Inception (January 21, 2011)
Return Before Taxes	19.49%	7.49%
Return After Taxes on Distribution	18.59%	7.19%
Return After Taxes on Distribution and Sale of Fund Shares	11.03%	5.66%
S&P 500 Index	32.39%	15.69%
Barclays Capital U.S. Aggregate Bond Index	-2.02%	3.37%
60% S&P 500 Total Return & 40% Barclays Aggregate Bond Index	17.56%	10.83%

Class A Shares (not including front end load)	1 Year	Since Inception* (August 26, 2013)
Return Before Taxes	N/A	10.67%
Return After Taxes on Distribution	N/A	9.79%
Return After Taxes on Distribution and Sale of Fund Shares	N/A	6.03%
S&P 500 Index	32.39%	15.69%
Barclays Capital U.S. Aggregate Bond Index	-2.02%	3.37%
60% S&P 500 Total Return & 40% Barclays Aggregate Bond Index	17.56%	10.83%

*	Performance numbers for periods of less than one year are not annualized.

8

Class P Shares	1 Year	Since Inception* (August 26, 2013)
Return Before Taxes	N/A	10.67%
Return After Taxes on Distribution	N/A	9.79%
Return After Taxes on Distribution and Sale of Fund Shares	N/A	6.03%
S&P 500 Index	32.39%	15.69%
Barclays Capital U.S. Aggregate Bond Index	-2.02%	3.37%
60% S&P 500 Total Return & 40% BarclaysAggregate Bond Index	17.56%	10.83%

*	Performance numbers for periods of less than one year are not annualized

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Pinnacle Capital Management, LLC.

Portfolio Manager

Stephen J. Fauer, CFA, is the Chief Investment Officer of the Investment Adviser and has been the portfolio manager of the Fund since its inception in January 2011.

9

General Summary Information

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

	Initial	Additional
Regular Account	$2,000	$100
Automatic Investment Plan	$1,000	$100
IRA Account/401(k) Plan	$1,000	$100

Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail (1789 Growth and Income Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707), by wire, or by telephone at 1-888-229-9448. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account (in such arrangement taxes will be deferred until a later time), such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

10

Investment Objective, Principal Investment Strategies,
Related Risks, and Disclosure of Portfolio Holdings

Investment Objective

The Fund seeks total return comprised of current income, growth of income, and capital appreciation. The Fund’s investment objective is not fundamental and may be changed without shareholder approval. The Fund would seek to provide to its shareholders 60 days advance written notice of any material changes to the Fund’s objective.

The Investment Selection Process Used by the Fund

The Fund seeks to achieve its objective by investing primarily in a combination of common stocks and other equity securities (including preferred stocks and warrants), debt securities and convertible securities. The Fund may also invest in other investment companies such as mutual funds and exchange traded funds (ETFs) that invest primarily in these same securities. The Fund may also invest in ETFs that hold physical commodities such as gold, silver, and other precious metals. The allocation of the Fund’s investments across asset classes will vary substantially from time to time. The Fund’s investments in each asset class are based upon Pinnacle Capital Management, LLC’s (the “Adviser”) assessment of economic conditions and market factors, including equity price levels, interest rate levels and their anticipated direction. The Adviser will select common stocks by utilizing a fundamental, bottom-up research process intended to identify issuers whose financial fundamentals are expected to improve. When making a decision to buy, hold, or sell a common stock, some of the factors the Adviser evaluates are the expected demand for a company’s products or services, the availability of inputs to the company’s products or services, the company’s competitive positioning in its industry, and the influence of the general economic environment on the company’s business. The Adviser then determines the value of the company’s stock, considering such factors as expected earnings, cash flows, asset values, and discount rates. While there is no minimum dividend required for any single equity investment, as part of its evaluation process, the Adviser will consider an issuer’s ability to pay a current dividend, as well as its ability to increase its dividend payout in the future. The Adviser will select convertible or debt securities using a credit analysis that focuses on income-producing characteristics. Up to 10% of the Fund’s investments at the time of purchase may be in debt securities and convertible securities that are rated below investment grade or unrated and determined to be of similar quality (“high-yield securities” or “junk bonds”). The Fund may invest in issuers of any market capitalization (with a focus on $3 billion and above) and may invest a portion of its assets in non-U.S. securities (including emerging market securities). The Fund may employ a strategy of writing (selling) call options on the common stocks it holds; such strategy is intended to enhance Fund distributions and reduce overall portfolio risk, though there is no assurance that it will succeed. In addition to equity securities (such as preferred stocks and warrants), the Fund may invest in unregistered securities.

11

In making the Fund’s fixed income securities investments, the Fund may invest in corporate bonds, debentures and notes, U.S. Government securities, municipal securities, foreign sovereign issued securities, mortgage-backed (including interest only, principal only mortgages and pools the underlying assets of which include, “sub-prime”, negative amortization, no-document or non-performing mortgages, single-family, manufactured housing or commercial properties) and asset-backed securities, commercial paper, loans (including first lien, second lien, senior and mortgage), convertible debt securities, convertible preferred securities, bank debt, exchange traded funds primarily invested in fixed income securities, and mutual funds primarily invested in fixed income securities. The Fund may invest in fixed income securities without regard to maturity.

With respect to the equity portion of the Fund’s portfolio, the Adviser may sell a security when it believes the security no longer fits within the Fund’s portfolio, when the Adviser’s financial forecast for the security deteriorates, when the security’s market price rises substantially above the Adviser’s estimated fair intrinsic value, or when in the Adviser’s opinion a more attractive investment opportunity arises to replace the stock. With respect to the fixed portion of the Fund’s portfolio, the Adviser generally purchases fixed income securities with the intent of holding those securities to maturity. Prior to maturity, however, the Adviser may sell a fixed income security if it believes the issuer of the fixed income security will no longer be able to pay interest and/or principal as scheduled or when, in the Adviser’s opinion, a more attractive investment opportunity arises to replace the security. With the exception of selling based upon the uncovering of a more attractive investment opportunity, all sell decisions are intended to reduce downside risk and preserve the Fund’s capital. Selling to take advantage of a more attractive investment opportunity may be intended to achieve long-term capital appreciation and/or preserve the Fund’s capital.

Temporary Defensive Positions

The Fund may hold all or a portion of its assets in cash or cash-equivalents as a temporary defensive measure. Under these circumstances, the Fund may not participate in stock or fixed income market advances or declines to the same extent it would had it remained more fully invested in common stocks and/or fixed income securities. If the Fund invests in shares of a money market fund, shareholders of the Fund generally will be subject to duplicative management fees.

The Principal Risks of Investing in the Fund

Risks in General. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund’s investments. There is risk that these and other factors may adversely affect the Fund’s performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed

12

by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The loss of money is a risk of investing in the Fund.

Asset Allocation Risk. The Fund’s percentage allocations to equity securities and debt securities could cause the Fund to under perform relative to relevant benchmarks and other funds with similar investment objectives.

Risks of Investing in Common Stocks. The Fund invests in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Fund invests in, including the strength of the company’s management or the demand for its products or services. You should be aware that a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s products or services. In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations.

There are overall stock market risks that may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may increase or decrease more than the stock markets in general.

Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities. Preferred stock dividends are generally fixed in advance. Unlike requirements to pay interest on certain other types of debt securities, the issuer of preferred stock may not be required to pay a dividend if, for example, it lacks the financial ability to do so. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions. Although preferred stocks may have some attributes of equity securities, the Fund generally treats such securities as income securities or debt securities.

Risks of Small and Medium Capitalization Companies. To the extent the Fund invests in small and medium capitalization companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium capitalization companies may experience higher failure rates than do larger companies. The trading volume of securities of small and medium capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in

13

response to selling pressure than is the case with larger companies. Small and medium capitalization companies may have limited markets, product lines or financial resources, and may lack management experience.

Foreign Risks. To the extent the Fund invests in foreign securities, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include the risks associated with higher transaction costs, delayed settlements, lack of liquidity, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments. In addition, foreign issuers, brokers, and securities markets may be subject to less government supervision than in the U.S. The considerations noted above generally are intensified for investments in emerging markets. Emerging markets may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Fixed Income Securities Risks. To the extent the Fund invests in fixed income securities, it could lose money or experience a lower rate of return if it holds a fixed income security whose issuer is unable to meet its financial obligations, or in the event that interest rates decrease or increase, depending on the Fund’s investments. These securities may accrue income that is distributable to shareholders even though the income may not yet have been paid. If so, the Fund may need to liquidate some of its holdings and forego the purchase of additional income-producing assets. Fluctuations in interest rates may affect the yield and value of a Fund’s investments in income-producing or fixed income or debt securities. Generally, if interest rates rise, the value of the Fund’s investments may fall. The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. The Fund could lose money if it holds a fixed income security whose issuer is unable to meet its financial obligations. The Fund could lose money or experience a lower rate of return if it holds high-yield securities (“junk bonds”) that are subject to higher credit risks and are less liquid than other fixed income securities. Junk bonds have more credit risk than investment grade bonds. Securities convertible into debt securities are generally treated by the Fund as debt securities. The Adviser may, to a certain extent, rely on credit rating agencies’ assessments of the fixed income securities in which the Fund may invest. Moreover, credit rating agencies may not have complete or accurate information in making their rating decisions. To the extent the Adviser relies too heavily on those assessments without making an independent investigation of the quality of the particular securities, such security may be subject to more of the risks described in this paragraph. This risk may arise as a result of conflicts of interest associated with credit rating agencies, which are paid by the issuers whose securities they rate. Accordingly, a rating from a credit rating agency is not always an accurate predictor of risk and an investor could lose money in a security that is rated as

14

investment grade by a credit rating agency. Moreover, the risk associated with relying too heavily on credit rating agencies is heightened to the extent there is a lag between events that cause a downgrade of a particular security and the actual downgrading by the credit rating agency.

Convertible Bond Risk. Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. The prices of equity securities fluctuate from time to time based on changes in the company’s financial condition or overall market and economic conditions.

Sovereign Debt Securities Risks. Sovereign debt securities in which the Fund may invest may be rated below investment grade if they are subject to ratings. These securities usually offer higher yields than higher-rated securities but also are subject to greater risk than higher-rated securities. Sovereign debt issued or guaranteed by emerging market governmental entities and corporate issuers in which the Fund may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high-risk, low-rated domestic securities (i.e., junk bonds) and may be subject to many of the same risks as such securities.

Government-Sponsored Enterprise Risks. The Fund may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury. Such entities may include, without limitation, the Federal Home Loan Banks, Federal Farm Credit Banks, Fannie Mae and Freddie Mac. These entities are chartered or sponsored by Acts of Congress and are not funded by congressional appropriations and debt issued by these agencies is neither guaranteed nor insured by the U.S. government.

Investment Company Securities / ETF Risks. When the Fund invests in other investment companies (such as mutual funds or ETFs), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. The Fund may also be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds. The Fund has no control over the risks taken by the underlying funds in which it invests. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. When the Fund invests in underlying index funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities

15

comprising the index on which the ETF or index mutual fund is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds.

Certain ETFs investing in physical commodities may not be investment companies and, as such, investors in those ETFs are not afforded the protections of the Investment Company Act of 1940, as amended. Income derived from investments in ETFs that invest in commodities may not be qualifying income for purpose of the RIC tax qualifications tests. This could make it more difficult for the Fund to qualify as a RIC. Furthermore, in August, 2011, the Internal Revenue Service (“IRS”) announced that it would stop issuing private letter rulings authorizing favorable tax treatment for funds that invest indirectly in commodities or derivatives based on commodities. The IRS has previously issued a number of private letter rulings to funds in this area, concluding that such investments generate “qualifying income” for RIC qualification purposes. It is unclear how long this suspension will last. The IRS has not indicated that any previously issued rulings in this area will be affected by this suspension. This suspension of guidance by the IRS means that the tax treatment of such investments is now subject to some uncertainty. If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on the Fund and its shareholders. In such case, distributions to shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders, and (ii) for the dividends-received deduction in the case of corporate shareholders, provided certain holding period requirements are satisfied. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special treatment.

The performance of certain ETFs investing in interests in physical commodities is tied closely to and affected by developments in a specific sector, such as agriculture, and as such they are affected by the possibility that government regulation of that sector will negatively affect underlying investments of the ETF.

Retail shares of ETFs as well as shares of closed-end mutual funds are not redeemable.

To the extent that the Fund invests in closed-end mutual funds, such funds may trade at a discount to their net asset value, and as such the value of the Fund’s investments in closed-end mutual funds may decrease.

•
Equity Risks. Some of the underlying funds in which the Fund may invest may invest in and be exposed to the risks of the equity and stock markets. The risks associated with the Fund’s direct investments in equity securities are generally the same as those risks that the equity-oriented underlying funds will be exposed.

16

•
Commodity Risks. Some of the underlying funds in which the Fund may invest may invest directly or indirectly in physical commodities, such as gold, silver, and other precious materials. Accordingly, the Fund may be affected by changes in commodity prices which can move significantly in short periods of time and be affected by new discoveries or changes in government regulations.

•
Fixed Income Risks. The Fund will be exposed to various fixed income risks, including credit risk that the issuer of the security may not be able to make payments when due. Fixed income securities also face interest rate risk and duration risk. Interest rate risk refers to the risk that the prices of fixed income securities generally fall as interest rates rise; conversely, the prices of fixed income securities generally rise as interest rates fall. Specific fixed income securities differ in their sensitivity to changes in interest rates depending on specific characteristics of each fixed income security. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular fixed income security, generally the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities generally has greater price sensitivity. Duration is determined by a number of factors, including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

Mortgage-Backed and Asset-Backed Securities Risks. Mortgage-backed and asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers and the creditworthiness of the parties involved. The Adviser’s ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be fewer repayments, which would cause the average bond maturity to rise and increase the potential for a Fund to lose money. To the extent the Fund invests in mortgage-backed securities whose underlying mortgages include so called “sub-prime”, negative amortization, no-document or non-performing mortgages, the risk of default is generally greater. Additionally, certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family, commercial or other properties. The credit risk on such mortgage-backed securities is affected by homeowners or borrowers defaulting on their loans. The Fund may invest in mortgage-backed securities issued by federal agencies or government sponsored enterprises which may subject the Fund to Government Sponsored Enterprise Risk noted above. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors.

17

Mortgage-backed securities and other securities issued by participants in housing finance and real estate-related markets have experienced extraordinary weakness and volatility in recent years. On September 6, 2008, the Federal Housing Finance Authority (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. The effect that this conservatorship will have on these entities’ debt and equities is unclear and no assurance can be given that any steps taken by the FHFA or the U.S. Treasury or any other agency of the U.S. government with respect to Fannie Mae or Freddie Mac will succeed. Fannie Mae and Freddie Mac have each been and remain the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect these entities and, as a result, the payment of principal or interest on securities they issue.

Municipal Securities Risks. To the extent the Fund invests in municipal securities, the Fund will be impacted by events that affect municipal securities markets. Such events could include unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers. Income from municipal securities held by the Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or non-compliant conduct of a municipal security issuer. In addition, a portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. To the extent the Fund invests in private activity bonds and municipal securities subject to taxation, the interest income on such investments may be subject to federal income taxes, the alternative minimum tax, or other state taxes.

Options Risk. The value of the Fund’s positions in options fluctuates in response to changes in the value of the underlying security as well as changes in interest rates, dividends and market volatility. Writing call options provides the opportunity for adding total return to the Fund through the collection of call premiums. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired.

Liquidity Risk. The Fund may not be able to sell some or all of its investments at desired prices, or may be unable to sell investments at all, due to lack of demand in the market for such investments. Additionally, the Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund will not make investments in illiquid securities to the extent that it would hold 15% of its net assets in securities deemed to be illiquid following the investment. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

New Fund and Management Risk. The Fund is relatively new and there is the risk that it may be unable to attract sufficient assets or to realize economies of scale. Should the Fund be unable to attract sufficient assets or realize economies of scale, it may be liquidated at any time without shareholder approval and at a time that may not be

18

favorable to shareholders as such a liquidation will trigger income tax consequences to shareholders. Additionally, the portfolio managers of the Fund do not have prior experience managing a registered investment company and that lack of experience may raise the risk associated with an investment in the Fund.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

General Information

Management

The Investment Adviser

Pinnacle Capital Management, LLC is the adviser of the Fund and has responsibility for the management of the Fund’s affairs, under the supervision of the Trust’s Board of Trustees. The Adviser is a registered investment adviser. The Adviser was organized in 2006 and its address is 100 Limestone Plaza, Fayetteville, New York 13066. The Fund’s investment portfolio is managed on a day-to-day basis by Stephen J. Fauer, CFA. As of December 31, 2013, the Adviser had in excess of $100 million in assets under management. The Adviser did not have experience managing or administering a mutual fund prior to the formation of the 1789 Growth and Income Fund (formerly the “Pinnacle Capital Management Balanced Fund” and then the “Pinnacle Growth and Income Fund”).

Stephen J. Fauer, CFA is the Chief Investment Officer of the Adviser and has managed the Fund since its inception. Mr. Fauer received a Bachelor of Science (BS) in System Science from Michigan State University and earned his Masters in Business Administration (MBA) from the Leonard N. Stern School of Business at New York University. Mr. Fauer is a Chartered Financial Analyst (CFA) with over 28 years of investment management experience. In addition to serving as Chief Investment Officer of Pinnacle Capital Management from its founding in August 2006, Mr. Fauer previously served as Director of Research and Portfolio Manager for J.W. Burns & Co, Senior Investment Analyst and Chairperson of the Investment Review Group at Manning and Napier Advisors, Portfolio Manager and Investment Analyst at Strategic Investments, and Security Analyst at J&W Seligman.

Additional information relating to the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Fund is available in the Fund’s Statement of Additional Information (“SAI”).

The Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office

19

space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services the Adviser receives an investment management fee equal to 0.75% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2013, the Adviser received an aggregate fee of 0.75% for investment advisory services performed, expressed as a percentage of average net assets of the Fund.

A discussion regarding the basis of the Board of Trustees’ consideration of the Management Agreement will be available in the Fund’s semi-annual report to shareholders for the period ending April 30, 2014.

Under the Services Agreement the Adviser receives an additional fee of 0.24% and is obligated to pay all of the operating expenses of the Fund, excluding management fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs, fees and expenses (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses. The operating expenses of the Fund that the Adviser will pay under the Services Agreement include, without limitation, the compensation and expenses of any employee of the Fund and of any other persons rendering services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal; auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the Custodian, Transfer Agent, Dividend Disbursing Agent, Shareholder Services Agent, Plan Agent, Administrator (excluding fees and expenses payable to the Adviser under the Service Agreement and Management Agreement); Accounting and Pricing Services Agent and Underwriter of the Fund; expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; and all other operating expenses not specifically assumed by the Fund.

The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, these services will not be taken into consideration.

20

Shareholder Information

Pricing of Fund Shares

This prospectus offers three classes of shares: Class P, Class A and Class C Shares. When purchasing Fund shares, you must specify which Class is being purchased. Class A shares are subject to an initial sales charge and the public offering price of Class A shares equals net asset value plus the applicable sales charge.

The price you pay for a share of the Fund, and the price you receive upon selling a share of the Fund, is the net asset value next determined by the Fund (“NAV”). The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value = Total Assets - Liabilities / Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open for trading. In addition to Saturday and Sunday, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund’s Transfer Agent, Ultimus Fund Solutions, LLC, plus any applicable sales charge. If you sell your Shares, a contingent deferred sales charge may apply, which would reduce the amount of money paid to you by the Fund.

If you purchase shares directly from the Fund, your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day’s NAV. The Fund’s assets are generally valued at their market value. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser may value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund’s investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Adviser, subject to the review and oversight of the Fund’s Board of Trustees. The Fund may use pricing services to help determine market value.

21

Because the Fund may have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests. The prospectuses for these investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name; address; date of birth; social security number, taxpayer identification number or other identifying number and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Investing in the Fund

You may purchase shares of the Fund directly from the Fund or through a brokerage firm or other financial institution that has agreed to sell the Fund’s shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application). To request an application, call toll-free 1-888-229-9448. Your initial investment minimum can be found in the table below. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower to investors purchasing shares through a brokerage firm or other financial institution.

A Choice of Share Classes

The Fund offers three classes of shares through this Prospectus:

Class P Shares — no front-end or deferred sales charge and lower expenses than Class A and Class C Shares. Class P Shares are available only to eligible purchasers as described below.

Class A Shares — with a front-end sales charge, volume reductions and lower ongoing expenses than Class C shares.

22

Class C Shares — no front-end sales charge, a 1.00% deferred sales charge for redemptions made within one year of purchase and higher ongoing expenses than Class A shares. Class C Shares may not be suitable for large investments.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment.

Please see the sales charge schedules before making your decision. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the Net Asset Value (“NAV”) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Amount of Purchase1	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as a % of Public Offering Price
Less than $25,000	5.25%	5.54%	4.75%
$25,001 to $49,000	4.75%	4.99%	4.25%
$50,000 to $99,999	4.25%	4.44%	3.75%
$100,000 to $199,999	3.75%	3.90%	3.25%
$200,000 to $299,999	3.25%	3.36%	3.00%
$300,000 to $499,999	2.50%	2.56%	2.25%
$500,000 o $999,999	1.00%	1.01%	0.75%
$1,000,000 and over	0.00%	0.00%	0.00%

1	Certain exceptions apply (see “Class A Share Sales Charge Reductions”). The percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

There is no initial sales charge on purchase of shares of $1 million or more, however, a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on such shares redeemed within 1 year of their purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or deferred sales charge. In addition, the deferred sales charge on shares purchased without the payment of a front-end sales charge and redeemed within 1 year of purchase may be waived in certain circumstances. The deferred sales charge on redemptions of shares is computed based on a percentage of the NAV at the time the shares were purchased, net of reinvested

23

dividends and capital gains distributions. The deferred sales charge would equal 1.00% of the offering price and of the net amount invested. In determining whether to charge a deferred sales charge, the Fund will assume that you have redeemed shares on which there is no deferred sales charge first and then shares in the order of purchase.

Class A Share Sales Charge Reductions. If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no front-end or back-end sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•
By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•
Combine with a family member. You can also count toward the amount of your investment all investments by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges, such as: a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

•
Rights of Accumulation. After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your Shares purchased will be taken into account on a combined basis at the current NAV per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

24

Deferred Sales Charge

For accounts that are subject to a deferred sales charge, the Fund will use the first-in, first-out (“FIFO”) method to determine the 1 year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 1 year, the deferred sales charge will be assessed. The deferred sales charge will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a 1 year period from the date of purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end load or deferred sales charges.

Class P Shares

Eligible purchasers include:

•	sponsors, record keepers, or administrators of wrap account, mutual fund asset allocation, or fee-based programs or participants in those programs;

•	certain institutional investors that provide recordkeeping for retirement plans or other employee benefit plans; and

•	certain institutional investors with special arrangements (for example, insurance companies, employee benefit plans, retirement plans, and Section 529 Plans, among others).

Investments Made Through Brokerage Firms or Other Financial Institutions

If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. The Fund is deemed to have received your order when the brokerage firm or financial institution receives the order, and your purchase will be priced at the next calculated NAV. Your financial institution is responsible for transmitting your order in a timely manner.

Minimum Investments

	Initial	Additional
Regular Account	$2,000	$100
Automatic Investment Plan	$1,000	$100*
IRA Account/401(k) Plan	$1,000	$100

*	An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

25

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit cards, credit card checks, “starter” checks, post-dated checks, third party checks or other checks deemed to be high-risk checks will be accepted. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

Types of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

•	Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts have two or more owners.

•
A Gift or Transfer to Minor (UGMA or UTMA). A UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor’s social security number on the application.

•	Trust. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

26

•	Business Accounts. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

•	IRA Accounts/401(k) Plans. See “Types of Tax-Deferred Plans”.

Instructions For Opening and Adding to an Account

To Open an Account by Mail

Complete and sign the Shareholder Application or an IRA Application. Make your check payable to the 1789 Growth and Income Fund. For IRA accounts, please specify the year for which the contribution is made.

Mail the application and check to:

1789 Growth and Income Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

To add to an Account by mail:

Complete the investment slip that is included with your account statement, and write your account number on your check. If you no longer have your investment slip, please reference your name, account number, and address on your check.

Mail the slip and the check to:

1789 Growth and Income Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

To Open an Account By Wire

Call 1-888-229-9448 for instructions and to obtain an investor account number or an IRA account number prior to wiring to the Fund.

To add to an Account by Wire

Call 1-888-229-9448 for instructions.

Telephone and Wire Transactions

With respect to all transactions made by telephone, the Fund and its transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Fund nor the transfer agent will be liable for any loss, cost, or expense for acting upon an investor’s telephone instructions

27

or for any unauthorized telephone redemption. In any instance where the Fund’s transfer agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the transfer agent shall be liable for any losses which may occur because of delay in implementing a transaction.

If you purchase your initial shares by wire, the transfer agent first must have received a completed account application and issued an account number to you. The account number must be included in the wiring instructions as set forth on the previous page. The transfer agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the transfer agent receives your wired funds and all required information is provided in the wire instructions. If the wire is not received by 4:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

Types of Tax-Deferred Accounts

•	Traditional IRA. An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

•	Roth IRA. An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

•	Spousal IRA. An IRA funded by a working spouse in the name of a non-earning spouse.

•	SEP-IRA. An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Fund from your bank or savings account. Your initial investment minimum is $1,000 and investments are made on or about the 15th and/or last business day of the month. Shares of the Fund may also be purchased through direct deposit plans offered by certain

28

employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or Social Security checks transferred automatically to purchase shares of the Fund.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Instructions for Selling Fund Shares

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the transfer agent. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered and include the items listed below under the caption “To Sell Shares.” The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request. The Fund will not mail any proceeds unless your purchase check has cleared the bank, which may take up to fifteen calendar days. This procedure is intended to protect the Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

Contingent Deferred Sales Charge (“CDSC”) (Class C)

When you sell your Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you.

To Sell Shares

By Mail

Write a letter of instruction that includes:

•	The names(s) and signature(s) of all account owners.

•	Your account number.

•	The dollar or share amount you want to sell.

•	Where to send the proceeds.

•	If redeeming from your IRA, please note applicable withholding requirements.

•	Obtain a Medallion Signature Guarantee or other documentation, if required.

29

Mail your request to:

1789 Growth and Income Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

By Telephone

You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option. Otherwise, you may redeem Fund shares by calling 1-888-229-9448. Redemption proceeds will only be mailed to your address of record.

•	You may only redeem a maximum of $25,000 per day by telephone.

•	You will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days following an address change.

•
Unless you decline telephone privileges in writing or on your account application, as long as the Fund takes reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.

For specific information on how to redeem your account, and to determine if a Medallion Signature Guarantee or other documentation is required, please call toll-free in the U.S. 1-888-229-9448.

Additional Redemption Information

Medallion Signature Guarantees

Medallion Signature Guarantees are designed to protect both you and the Fund from fraud. A Medallion Signature Guarantee of each owner is required to redeem shares in the following situations:

•	If you change ownership on your account.

•	If you request the redemption proceeds to be sent to a different address than that registered on the account.

•	If a change of address request has been received by the Transfer Agent within the last 15 days.

•	If you wish to redeem $50,000 or more from any shareholder account.

Medallion Signature Guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide a Medallion Signature Guarantee.

30

The Fund reserves the right to require a Medallion Signature Guarantee under other circumstances or to delay a redemption when permitted by Federal Law. For more information pertaining to Medallion Signature Guarantees, please call 1-888-229-9448.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the transfer agent at 1-888-229-9448 to determine what additional documents are required.

Address Changes

To change the address on your account, call the transfer agent at 1-888-229-9448 or send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the transfer agent at 1-888-229-9448 to determine what additional documents are required.

Redemption Initiated by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund reserves the right to require you to redeem all of your shares if your account balance falls below $500. After your account balance falls below the minimum balance and the Fund chooses to require you to redeem all of your shares, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to accounts using automatic investment plans, to IRAs, and to other tax-sheltered investment accounts. The right of redemption by the Fund will not apply if the value of your account balance falls below $500 because of market performance. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.

Redemptions Made Through Brokerage Firms or Other Financial Institutions

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time. Your brokerage firm or financial institution

31

may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Shareholder Communications

Account Statements

Every quarter, shareholders of the Fund will automatically receive regular account statements. Upon request, you will be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings

Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

Other Important Investment Information

Dividends and Distributions

The Fund may pay distributions on a quarterly basis and expects that distributions will consist of capital gains and dividends. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

If you are interested in changing your election, you may call the transfer agent at 1-888-229-9448 or send a written notification to:

1789 Growth and Income Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

32

Sales Charge (Class C)

There is no sales charge imposed upon purchases of Class C Shares, but investors may be subject to a CDSC. Specifically, if you redeem your Shares of the Fund, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Shares. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed.

Waiver of Sales Charges

The following qualify for waivers of sales charges:

•	Distributions following the death or disability of shareholder.

•	Redemptions representing the required minimum distribution from an IRA or a Custodial Account to a shareholder who has reached age 70 1/2.

•	Redemptions representing the required minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

Distribution (12b-1) and Shareholder Service Fees

The Fund has adopted a Distribution Plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares (this compensation is commonly referred to as “12b-1 fees”). This Distribution Plan provides that the Fund will pay the annual rate of 1.00% (for Class C Shares) and 0.25% (for Class A Shares) of the average daily net assets of the Fund’s Shares for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund’s shares. Of these amounts, the Fund may pay up to 0.25% of its assets for shareholder services. Because the 12b-1 fees are paid out of the Fund’s assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be imposed by such trades, the Fund imposes a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 60 days or less. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, or other costs that may be associated with short-term trading. The Board of Trustees also has adopted a policy directing the Fund to reject

33

any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. These procedures include relying on the Fund’s fair valuation processes with respect to the securities for which market quotations are not readily available. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. The Fund may invest in foreign securities, and small to mid capitalization companies, and therefore may have additional risks associated with market timing. Because the Fund may invest in securities that are, among other things, priced on foreign exchanges, thinly traded, traded infrequently or relatively illiquid, the Fund has the risk that the current market price for the securities may not accurately reflect current market values. This can create opportunities for market timing by shareholders. For example, securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences, and therefore could dilute the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.

Taxes

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Redemptions of shares of the Fund are generally taxable events in which an investor may realize a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund’s distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

34

The foregoing is not intended to be a full discussion of federal tax laws and the effect of such laws on you. Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen Highest In First Out (“HIFO”) as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

General Disclaimer. For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Financial Highlights

The following table is intended to help you better understand the financial performance of the Fund since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen Fund Audit Services, Ltd., the independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders. The annual report is available from the Fund upon request without charge.

35

Class C Shares
	Year Ended 10/31/2013	Year Ended 10/31/2012	Period Ended (a) 10/31/2011
Net Asset Value, at Beginning of Period	$10.11	$9.51	$10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.01	—	(0.02)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.79	0.60	(0.47)
Total from Investment Operations	1.80	0.60	(0.49)

Net Asset Value, at End of Period	$11.91	$10.11	$9.51

Total Return **	17.80%	6.31%	(4.90% )

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$6,943	$5,071	$2,864

Ratio of Expenses to Average Net Assets ***	1.99%	1.99%	1.99%

Ratio of Net Investment Income (Loss) to Average Net Assets ***	0.12%	0.02%	(0.27% )

Portfolio Turnover	25.89%	12.22%	41.71%

(a)	The Fund commenced operations on January 21, 2011.

(b)	The A Class commenced operations on August 26, 2013.

(c)	The P Class commenced operations on August 26, 2013.

*	Per share net investment income (loss) has been determined on the basis of average shares method.

**	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

***	Annualized.

36

Class A Shares
Period Ended (b) 10/31/2013
Net Asset Value, at Beginning of Period	$11.22

Income From Investment Operations:
Net Investment Income (Loss) *	0.05
Net Gain (Loss) on Securities (Realized and Unrealized)	0.67
Total from Investment Operations	0.72

Net Asset Value, at End of Period	$11.94

Total Return **	6.41%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$28

Ratio of Expenses to Average Net Assets***	1.24%

Ratio of Net Investment Income (Loss) to Average Net Assets***	2.31%

Portfolio Turnover	25.89%

(a)	The Fund commenced operations on January 21, 2011.

(b)	The A Class commenced operations on August 26, 2013.

(c)	The P Class commenced operations on August 26, 2013.

*	Per share net investment income (loss) has been determined on the basis of average shares method.

**	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

***	Annualized.

37

Class P Shares
Period Ended (c) 10/31/2013
Net Asset Value, at Beginning of Period	$11.22

Income From Investment Operations:
Net Investment Income (Loss) *	0.00
Net Gain (Loss) on Securities (Realized and Unrealized)	0.72
Total from Investment Operations	0.72

Net Asset Value, at End of Period	$11.94

Total Return **	6.45%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$23

Ratio of Expenses to Average Net Assets***	0.99%

Ratio of Net Investment Income (Loss) to Average Net Assets***	0.17%

Portfolio Turnover	25.89%

(a)	The Fund commenced operations on January 21, 2011.

(b)	The A Class commenced operations on August 26, 2013.

(c)	The P Class commenced operations on August 26, 2013.

*	Per share net investment income (loss) has been determined on the basis of average shares method.

**	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

***	Annualized.

38

Privacy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following non-public personal information about you:

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of the Prospectus.

39

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

How to Get More Information

Where To Go For Information

For shareholder inquiries, please call toll-free in the U.S. at 1-888-229-9448.

The Statement of Additional Information is on file with the Securities and Exchange Commission (“SEC”), contains additional and more detailed information about the Fund, and is incorporated into this Prospectus by reference. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s SAI and Annual and Semi-Annual reports are not made available on a website, because the Fund currently does not have a website.

There are three ways to get a copy of these documents.

1.	Call or write for one, and a copy will be sent without charge

1789 Growth and Income Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-888-229-9448

2.
Call or write the Public Reference Section of SEC and ask them to mail you a copy. The SEC charges a fee for this service. You can also review and copy information about the Fund in person at the SEC Public Reference Room in Washington D.C.

Public Reference Section of the SEC
Washington D.C. 20549-1520
1-202-551-8090

Copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

3.	Go to the SEC’s website (www.sec.gov) and download a text-only version.

SEC file number 811-22445

The Fund’s SAI and Annual and Semi-Annual reports are not made available on a website, because the Fund currently does not have a website.

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

The Adviser’s Contact Information is:

Pinnacle Capital Management, LLC
100 Limestone Plaza
Fayetteville, New York 13066
315-234-9716

PINNACLE CAPITAL MANAGEMENT FUNDS TRUST

1789 Growth and Income Fund

Class P Shares (PSEPX)
Class A Shares (PSEAX)
Class C Shares (PSECX)

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2014
Revised: June 2, 2014

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the 1789 Growth and Income Fund dated February 28, 2014, as supplemented on June 2, 2014. This SAI incorporates by reference the Fund’s Annual Report for the fiscal year ended October 31, 2013 (“Annual Report”).  A free copy of the Prospectus and Annual Report can be obtained by writing the Transfer Agent at P.O. Box 46707, Cincinnati, Ohio 45246-0707 or by calling 1-888-229-9448.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND THE FUND	2
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	11
MANAGEMENT AND OTHER SERVICE PROVIDERS	12
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITES	18
PORTFOLIO TRANSACTIONS AND BROKERAGE	18
TAX INFORMATION	20
PRICING AND PURCHASE OF FUND SHARES	29
ANTI-MONEY LAUNDERING PROGRAM	30
ADDITIONAL SERVICE PROVIDERS	31
DISCLOSURE OF PORTFOLIO HOLDINGS	33
PROXY VOTING POLICIES	34
EXHIBIT A: Fund’s Proxy Voting Policies and Procedures	35
EXHIBIT B: Adviser’s Proxy Voting Policies and Procedures	38
EXHIBIT C: Nominating and Corporate Governance Committee Charter	41

DESCRIPTION OF THE TRUST AND THE FUND

The Pinnacle Capital Management Funds Trust (the “Trust”) is an open-end management investment company organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on July 6, 2010.  The Trust’s fiscal year ends on October 31st of each year.  The Trust currently consists of one series of units of beneficial interest (“shares”) called the 1789 Growth and Income Fund (previously the “Pinnacle Capital Management Balanced Fund” and then the “Pinnacle Growth and Income Fund”) (the “Fund”).  The Fund is a diversified fund.  Much of the information contained in this SAI expands on subjects discussed in the Fund’s Prospectus.  No investment in shares of the Fund should be made without first reading the Prospectus.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. The investment adviser to the Fund is Pinnacle Capital Management, LLC (the "Adviser").

Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shareholder vote is not required to liquidate the Trust or the Fund.  The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of the Fund.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares or Fund into various sub-series of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust. Shareholders' investments in such an additional portfolio would be evidenced by a separate series of shares (i.e., a new "Fund"). The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust or any fund upon written notice to the shareholders.

The Delaware Statutory Trust Act provides that shareholders of the Trust shall be entitled to the same limitation on personal liability as is extended under the Delaware General Corporation Law to stockholders of private corporations for profit. There is a remote possibility, however, that, under certain circumstances, shareholders of a Delaware statutory trust may be held personally liable for that trust’s obligations to the extent that the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration of Trust provides that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any shareholder, or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time agree to pay. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Therefore, the risk of any shareholder incurring financial loss beyond his investment due to shareholder liability is limited to circumstances in which the Fund is unable to meet its obligations and the express limitation of shareholder liabilities is determined not to be effective.

The Delaware Trust instrument states further that no Trustee, officer or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of a Fund or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Trust instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

The Trust is authorized to issue three classes of shares: Class A Shares imposing a front-end sales charge up to a maximum of 5.25% and charging a 0.25% 12b-1 fee; Class C Shares imposing no front-end sales charge and imposing a deferred contingent sales charge of 1.00% if shares are redeemed within one year after purchase and charging a 1.00% 12b-1 and service fee; and Class P Shares imposing no front-end or deferred sales charges and available only to certain eligible purchasers.

For information concerning the purchase and redemption of shares of the Fund, see "Purchase and Sale of Fund Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Pricing of Fund Shares" in the Prospectus and in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

Equity Securities.  The Fund may invest in equity securities such as common stock, preferred stock, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Investment Company Securities.  The Fund may invest in the securities of other investment companies, such as other mutual funds, exchange-traded funds (“ETFs”) or money market funds, subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). When the Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Fund may also invest in shares of ETFs and underlying funds its performance is directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of the Fund’s assets among the ETFs and underlying funds by the Advisor. Accordingly, the Fund’s investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Fund allocates to the ETFs and underlying funds utilizing such strategies.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.

There is also a risk that the underlying funds or ETFs may terminate due to extraordinary events. For example, any of the service providers to the underlying fund or ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the underlying fund or ETF, and the underlying fund or ETF may not be able to find a substitute service provider. Also, the underlying fund or ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the respective underlying fund or ETF may also terminate. In addition, an underlying fund or ETF may terminate if its net assets fall below a certain amount. Although the Fund believes that in the event of the termination of an underlying fund or ETF, it will be able to invest instead in shares of an alternate underlying fund or ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate underlying fund or ETF would be available for investment at that time.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The Securities and Exchange Commission (the “SEC”) has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Fund may also invest in ETFs that have not received such exemptive orders as long as the Fund (and all of its affiliated persons, including the Advisor) does not acquire more than 3% of the total outstanding stock of such underlying ETF, unless otherwise permitted to do so pursuant to permission granted by the SEC. If the Fund seeks to redeem shares of an underlying ETF purchased in reliance on Section 12(d)(1)(F), the underlying ETF is not obligated to redeem an amount exceeding 1% of the underlying ETF’s outstanding shares during a period of less than 30 days. As of the date of this Registration Statement the SEC has proposed Rule 12d1-4 under the 1940 Act. Subject to certain conditions, proposed Rule 12d1-4 would provide an exemption to permit acquiring funds to invest in ETFs in excess of the limits of section 12(d)(1), including those described above.

Foreign Securities.  The Fund may invest in foreign equity securities including American Depositary Receipts (“ADRs”) and ETFs that hold foreign securities. ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. ADRs are subject to risks similar to those associated with direct investment in foreign securities.

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an advisor will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Short Sales.  The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund's custodian of cash or liquid assets equal to (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

The Fund may also sell short “against the box”. Short sales “against the box” are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Securities Lending.  The Fund may make long and short term loans of its portfolio securities (in an amount up to 15% of Fund assets) to parties such as broker-dealers, banks, or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. While a loan is outstanding, the borrower will pay the Fund any dividends or interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the collateral to the borrower, placing broker or other collateral agent.  To the extent the Fund incurs any losses on the invested cash collateral, the Fund will typically absorb such loss. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, loans will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the staff of the SEC that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan, recall the securities, and vote the proxies.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).  The principal risk in lending securities is the possibility that the invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Fund.

Restricted and Illiquid Securities.  The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities of which the resale is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. The Fund will not, however, invest more than 10% of its net assets in Rule 144A securities. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

U.S. Government Securities.  U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of, or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

Corporate Debt Securities.  Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

Fixed Income Securities.  The Fund may invest in all types of fixed income securities, including when-issued, delayed delivery, or forward commitment basis. Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the Fund's investments in fixed income securities may fall when interest rates rise.

Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

Financial Services Industry Obligations.  The Fund may invest in each of the following obligations of the financial services industry:

(1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

(2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

(3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Sovereign Debt Securities.  The Fund may invest in sovereign debt securities issued by governments of foreign countries.  The sovereign debt in which the Fund may invest may be rated below investment grade if they are subject to ratings.  These securities usually offer higher yields than higher-rated securities but also are subject to greater risk than higher-rated securities.

Investment in sovereign debt may in some cases involve a relatively high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject.  Governmental entities also may depend upon expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  Dividend and interest income from sovereign debt securities may generally be subject to withholding taxes by the country in which the governmental issuer is located and may not be recoverable by the Fund or its investors.

Sovereign debt issued or guaranteed by emerging market governmental entities and corporate issuers in which the Fund may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high-risk, low-rated domestic securities (i.e., high-yield bonds) and may be subject to many of the same risks as such securities.  The Fund may have difficulty disposing of certain of these debt obligations at reasonable prices because there may be a thin trading market for such securities.  In the event a governmental issuer defaults on its obligations, the Fund may have limited legal recourse against the issuer or guarantor, if any.  Remedies, if available at all, must, in some cases, be pursued in the courts of the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

The issuers of the sovereign debt securities in which the Fund may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations.  In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements.  Further, in the event of a default by a governmental entity, the Fund may have a few or no effective legal remedies for collecting on such debt.

Repurchase Agreements.  The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government ("U.S. Government Obligations"). The Fund typically uses repurchases agreements for cash management purposes.  The Fund may use repurchase agreements to the extent it is permitted to be invested in cash pursuant to the Fund’s prospectus.  A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.  Repurchase agreements are considered collateralized loans under the 1940 Act.

Reverse Repurchase Agreements.  The Fund may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.  In a reverse repurchase agreement, a party sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time – a reverse repurchase agreement may be viewed as a borrowing.  While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement.  The Fund will enter into reverse repurchase agreements only with parties that the Adviser deems creditworthy.  Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction.  This technique may also have a leveraging effect on a Fund’s portfolio, although the Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

Borrowing.  The Fund is permitted to borrow money from banks up to one-third of the value of its total assets. Leverage is a speculative technique that increases both investment opportunity and a Fund's ability to achieve greater diversification. However, it also increases investment risk. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  A Fund will not purchase securities while its borrowings exceed 5% of that Fund’s total assets.  The Fund may not pledge, mortgage or hypothecate assets except to secure permitted borrowings related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

Options Transactions.  The Fund may engage in option transactions involving individual securities and stock indexes. The Fund typically engages in options transactions for the purposes of generating premium income and protecting or minimizing losses.  An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

Mortgage-Backed Securities.  The Fund may invest in mortgage-backed securities.  Most mortgage-backed securities are pass-through securities, which means that the payments received by the Fund on such securities consist of both principal and interest as the mortgages in the underlying mortgage pool are paid off.  The yield on such mortgage-backed securities is influenced by the prepayment experience of the underlying mortgage pool.  In periods of declining interest rates, prepayments of the mortgages tend to increase.  If the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced and it will be necessary for the Fund to reinvest such prepayment, presumably at a lower interest rate.

Asset-Backed Securities.  The Fund may invest in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described below or in a pay-through structure similar to the collateralized mortgage structure.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

Convertible Securities.  The Fund may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio.  Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities.  By investing in convertible securities, the Fund may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available in common stocks.  While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock.  Income paid by a convertible security may provide a limited cushion against a decline in the price of the security.  However, convertible securities generally have less potential for gain than common stocks.  Also, convertible bonds generally pay less income than non-convertible bonds.

Municipal Securities.  Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody’s, S&P, and Fitch IBCA, Inc. (“Fitch”) represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, offerings of municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.  The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “Flat Tax” and “Value Added Tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree.  If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund’s portfolio would be affected.

INVESTMENT LIMITATIONS

Fundamental.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

1.  Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of related industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.  As noted above, the Fund’s limitation with respect to the issuance of senior securities is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act.  The activities permitted by the 1940 Act that the Fund is referring to include such investments as short sales, reverse repurchase agreements, buying and selling certain derivatives (such as futures contracts), selling put and call options, engaging in when-issued, delayed delivery, or forward commitment transactions, and other practices that have a leveraging effect on the capital structure of a mutual fund.  Such transactions are not considered to involve the sale or issuance of a senior security if the Fund maintains an offsetting financial position or segregates liquid assets in a sufficient value to “cover” the fund’s potential obligation in accordance with applicable SEC guidance. Such offsetting financial position or segregated assets will be marked-to-market daily and the amount of such position or assets will be increased if necessary to maintain adequate coverage of the transaction.

Non-Fundamental. The following limitation has been adopted by the Trust with respect to the Fund and is considered Non-Fundamental. The Non-Fundamental limitations may be changed by the Trust’s Board of Trustees at any time without shareholder approval.

1.  Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities. If more than 15% of the Fund’s net assets are invested in illiquid investments, the Adviser will take appropriate action to reduce the Fund’s illiquid investment holdings to 15% or less of its net assets.

MANAGEMENT AND OTHER SERVICE PROVIDERS

THE INESTMENT ADVISER

The Adviser is Pinnacle Capital Management, LLC (the "Adviser"), located at 100 Limestone Plaza, Fayetteville, New York 13066.  The Adviser is controlled by Pinnacle Holding Company, LLC.

Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Adviser receives an annual investment management fee of 0.75% of the average daily net assets of the Fund.

The Adviser retains the right to use the name "Pinnacle" or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Pinnacle" or any derivative thereof automatically ceases ninety days after termination of the Management Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or their shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Under the Services Agreement, the Adviser assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), underlying fund fees and expenses, and extraordinary or non-recurring expenses. Under the Services Agreement, the Adviser receives an annual Services Agreement fee of 0.24% of the average daily net assets of the Fund. The Fund may also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the Act.

The following table sets forth the advisory and service fees paid to the Adviser by the Fund for the period indicated.

Fiscal Year Ended	Advisory Fees Paid2	Service Fees Paid2
October 31, 20111	$12,811	$4,672
October 31, 2012	$35,066	$10,648
October 31, 2013	$43,782	$14,010

1	For the period January 21, 2011 (commencement of operations) through October 31, 2011.
2	Numbers shown on SAI dated August 16, 2013 represented Advisory and Service Fees accrued. Numbers above have been corrected to show Advisory and Service Fees paid.

THE PORTFOLIO MANAGER

Mr. Stephen J. Fauer, CFA (the “Portfolio Manager”) is the portfolio manager responsible for the day-to-day management of the Fund. The following provides information regarding other accounts managed by the Portfolio Manager as of October 31, 2013.

Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	1	$7,673,120.42	0	0
Other Accounts: Separately Managed Accounts	258	$80,028,294	0	0

The Adviser has not identified any material conflicts between the Fund and other accounts managed by the portfolio manager. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

Mr. Fauer’s compensation as the Fund's Portfolio Manager is a fixed salary.  Mr. Fauer’s compensation is not directly based on Fund performance. However, because Mr. Fauer’s future compensation may be based upon the income of the Adviser, Mr. Fauer participates indirectly in profits and losses of the Adviser. This includes the advisory fees paid to the Adviser.  Mr. Fauer is also compensated by an annual discretionary bonus determined by the firm’s management.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of October 31, 2013.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Stephen Fauer	None

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. The Trustees who are "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office until their respective successors are chosen and qualified.

The Board is currently composed of 3 Trustees, including 2 Trustees who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has established an Audit Committee, Nominating and Corporate Governance Committee and Valuation Committee.

The Trust does not have a “lead” independent trustee. An independent Audit Committee allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay informed regarding management decisions. Considering the size of the Trust and its shareholder base, the Trustees have determined that the Board’s structure is an appropriate leadership structure for the Board of Trustees.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Michael E. Cuddy has over 25 years of business experience in the financial services industry.  As a Financial Advisor with Pinnacle Investments, LLC, Mike currently manages over $100 million of client assets.  Mr. Cuddy possesses a strong understanding of financial planning, portfolio management, investment products, and regulatory oversight.  Joseph O. Reagan, MD is a retired Anesthesiologist with over 30 years of business and investment experience as a practicing physician, partner of the Anesthesia Group of Onondaga, PC, and 14 years Chairman of the Anesthesia Department at St. Joseph Hospital Health Center. Dr. Reagan is an Adjunct Professor at Cornell University’s Sloan School of Management and a Practice Consultant for Community General Hospital Anesthesia Group.  Dr. Reagan earned degrees from Hamilton College, University of Guadalajara School of Medicine, and the State University of New York.  Mr. Carl T. Reistrom, CPA has over 18 years of business experience in accounting and finance. Mr. Reistrom was previously a Vice President of Finance at Wynit, Inc., is a Certified Public Accountant (CPA), and holds a Bachelor of Science (BS) degree in Accounting.  Mr. Reistrom possesses a comprehensive understanding of financial reporting and audit services.  The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The trustees and officers, together with their addresses, age, principal occupations during the past five years are as follows:

Interested Trustees and Officers

Name, Address (1), and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Joseph Masella (62)	President	Since 2011	CEO, Pinnacle Capital Management, October 2011 to present; Executive Vice President and Director, Unity Mutual Life Insurance Company, Nov. 2006 to June 2011.	N/A	N/A
Michael Cuddy (59)(2)	Trustee	Indefinite Term; Since 2010	First Vice President, Financial Advisor, Pinnacle Investments, LLC (Broker-Dealer, Registered Investment Advisor), July 2009 to present. First Vice President, Financial Advisor, Citigroup Global Markets, Inc (Broker-Dealer, Registered Investment Advisor), July 1993 to June 2009.	1	None
Stephen J. Fauer (54)	Vice President and Treasurer	Indefinite Term; Since 2010	Chief Investment Officer, Portfolio Manager, Pinnacle Capital Management, LLC (Registered Investment Advisor), August 2006 to present.	N/A	N/A
Kevin McClelland (27)	Vice President, Chief Operating Officer, and Chief Compliance Officer	Indefinite Term; Since 2012 (CCO Since June 2013)	Chief Operating Officer, Pinnacle Capital Management, LLC, April 2010 – present); Business Analyst, Pinnacle Investments, LLC (Broker-Dealer), 2008 – 2010.	N/A	N/A
Susan O’Connor (52)	Secretary	Indefinite Term; Since 2013	Administrative Assistant, Pinnacle Capital Management, June 2013-Present; Administrative Assistant, Pinnacle Investments, 2009-2013.	N/A	N/A
________
(1)	The address of each trustee and officer is c/o Pinnacle Capital Management Funds Trust, 100 Limestone Plaza, Fayetteville, New York 13066.
(2)	Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

Independent Trustees

Name, Address (1), and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Joseph Reagan, MD, Age (61)	Trustee	Indefinite Term; Since 2010	Anesthesiologist, Anesthesia Group of Onondaga, PC. Adjunct Professor, Cornell University’s Sloan School of Management. Practice Consultant, Community General Hospital’s Anesthesia Group.	1	None
Carl Reistrom (40)	Trustee	Indefinite Term; Since 2010	Vice President of Finance, Wynit, Inc. (Consumer Electronics Industry), June 2001 to December 2012.	1	None

(1)	The address of each trustee is c/o Pinnacle Capital Management Funds Trust, 100 Limestone Plaza, Fayetteville, New York 13066.

Fund Shares Owned by Board Members

The following table shows the dollar amount range of each Trustee’s beneficial ownership of the Fund as of the end of the most recently completed calendar year and stated as one of the following ranges:  A = None; B = $1 - $10,000; C = $10,001 - $50,000; D = $50,001 - $100,000; and E = over $100,000.

Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares (All Funds)
Independent Trustees
Joseph Reagan, MD	A	A
Carl Reistrom	A	A
Interested Trustee
Michael Cuddy	C	C

COMPENSATION

The Trustees of the Fund who are officers or employees of the Adviser receive no remuneration from the Fund.  The Independent Trustees are paid to attend the quarterly meetings of the Board of Trustees in the amount of $250 for in person attendance and $150 for telephonic attendance.  In addition, the Independent Trustees are compensated for their out-of-pocket expenses associated with their services.

AUDIT COMMITTEE

The Board of Trustees has an Audit Committee, which is comprised of the independent members of the Board of Trustees, Joseph Reagan, and Carl Reistrom.  The Audit Committee meets at least once a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee is responsible for (i) overseeing and monitoring the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviewing the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitoring the auditor's independence.  During the past year, the Committee met twice.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Board of Trustees has a Nominating and Corporate Governance Committee, which is comprised of the independent members of the Board of Trustees, Joseph Reagan, and Carl Reistrom.  The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which are described in Exhibit C - the charter also describes the process by which shareholders of the Trust may make nominations.  During the past year, the Committee did not meet.

VALUATION COMMITTEE

The Board of Trustees has a Valuation Committee, which is comprised of at least two (2) of the Board’s Independent Trustees.  The Valuation Committee meets quarterly, as needed, in the event that the Fund holds any securities that are subject to valuation and it reviews the fair valuation of such securities on an as needed basis.  During the past year, the Committee did not meet.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser.

As of January 1, 2014, the Fund had no control persons or principal holders of its securities.

As of January 1, 2014, the Trustees and Executive Officers of the Trust owned less than 1% of the Fund’s outstanding shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Management Agreement. Due to research services provided by brokers, the Fund may direct trades to certain brokers.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

The following table sets forth the brokerage commissions paid by the Fund on its portfolio brokerage transactions during the periods shown:

Fiscal Year End	Brokerage Commissions
October 31, 2011*	$1,429.41
October 31, 2012	$709.75
October 31, 2013	$770.31

*	For the period January 21, 2011 (commencement of operations) through October 31, 2011.

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code of Ethics from the SEC.

TAX INFORMATION

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders.  The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”).  Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

A “U.S. shareholder” is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	a domestic partnership;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership.  A prospective shareholder who is a partner of a partnership holding the Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Taxation as a RIC.  The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).  The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements.  With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership” (the “90% Test”).   A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704.  However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above.  Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

The Fund intends to invest in ETFs that are taxable as RICs under the Code.  Accordingly, the income the Fund receives from such ETFs should be qualifying income for purposes of the Fund satisfying the 90% Test described above.  However, the Fund may also invest in one or more ETFs that are not taxable as RICs under the Code and that may generate non-qualifying income for purposes of satisfying the 90% Test. The Fund anticipates monitoring its investments in such ETFs so as to keep the Fund’s non-qualifying income within acceptable limits of the 90% Test, however, it is possible that such non-qualifying income will be more than anticipated which could cause the Fund to inadvertently fail the 90% Test thereby causing the Fund to fail to qualify as a RIC. In such a case, the Fund would be subject to the rules described below.

If a RIC fails the 90% Test it is no longer subject to a 35% penalty as long as such failure was due to reasonable cause and not willful neglect.  Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.  Such cure right is similar to that previously and currently permitted for a REIT.

If a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure this failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury).  In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of corporate tax (currently 35%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders.  However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%).  The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year.  To avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which we paid no federal income tax in preceding years.  The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash.  For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year.  Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

To the extent that the Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If the Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (pre-2011 losses), those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if the Fund then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.  Beginning in 2011, a RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term).  For net capital losses recognized prior to such date, such losses are permitted to be carried forward up to 8 years and are characterized as short-term.  These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.

Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC.  If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed.  Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income.  In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years  provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain.  To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC.  Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders.  Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares.  Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders for taxable years as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 20% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States).  A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company.  Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund.  The maximum tax rate on capital gain dividends received by individuals is generally 20%.  Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset).

The Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities.  The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction).

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.  However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually.  If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of the Fund generally are taxable events.  U.S. shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale.  Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares.  A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed.  In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations.  For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at a maximum rate of 20%.  Capital losses are subject to certain limitations.

Federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen Highest In First Out (“HIFO”) as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities.  To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest.  A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders.  A tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions.  The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxation.  Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The ETFs in which the Fund invests may invest in foreign securities. Dividends and interest received by an ETF’s holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the ETF in which the Fund invests is taxable as a RIC and meets certain other requirements, which include a requirement that more than 50% of the value of such ETF’s total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the ETF should be eligible to file an election with the IRS that may enable its shareholders, including the Fund in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid the by Fund, subject to certain limitations.

A “qualified fund of funds” is a RIC that has at least 50% of the value of its total interests invested in other RICs at the end of each quarter of the taxable year.  If the Fund satisfied this requirement or if it meets certain other requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its taxable year consist of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable its shareholders to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.

Backup Withholding.  The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations.  Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Financial Assets.  Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Funds’ “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

Other Reporting and Withholding Requirements.  Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to shareholders that are U.S. persons will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Shares Purchased through Tax-Qualified Plans.  Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders.  These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

PRICING AND PURCHASE OF FUND SHARES

PRICING OF FUND SHARES

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Because the Fund may have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.  With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests.  The prospectuses for these investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

PURCHASES OF SHARES

The following information supplements and should be read in conjunction with the sections in the Fund’s Prospectus entitled “Distribution Arrangements and Sales Charges”. The Prospectus contains a general description of how investors may buy shares of the Fund and states whether a Fund offers more than one class of shares.  The Fund’s Class P Shares and Class C Shares are offered without an initial sales charge.

Shares of the Fund are offered on a continuous basis at NAV by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals.

The Fund offers three classes of shares.  Class C Shares are sold at NAV without an initial sales charge, and are subject to an annual 12b-1 fee of up to 1.00% of the average daily net assets of the Fund attributable to such Class, and a deferred sales charge of 1.00%.  Class A Shares are sold with a front-end sales charge and are subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Fund attributable to such Class.  Class P Shares are sold without an initial sales charge and are not subject to a 12b-1 fee or a deferred sales charge.  Class P Shares are available only to eligible purchasers.

PURCHASES AND SALES THROUGH BROKER DEALERS

The Fund may be purchased through broker dealers and other intermediaries. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, received the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

ADDITIONAL SERVICE PROVIDERS

CUSTODIAN

Huntington National Bank, 7 Eastern Oval EA4E95, Columbus, Ohio 43219 acts as Fund custodian.  It holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties as directed by the Adviser.  Huntington National Bank has no supervisory function over management of the Fund.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENCY

Ultimus Fund Solutions, LLC. (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the Fund’s Administrator.  As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Advisor under the Investment Advisory Agreement).  Ultimus has agreed to perform or arrange for the performance of the following services:

•	prepare and assemble reports required to be sent to the Fund’s shareholders and arrange for the printing and dissemination of such reports;

•	assemble reports required to be filed with the SEC and file such completed reports with the SEC;

•	file the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

•	assist in monitoring compliance of the Fund’s operations with the 1940 Act and with its investment policies and limitations; and

•	make such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

Ultimus receives fees from the Fund for its services as Administrator.  The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.100% of the average daily net assets of the Fund up to $250 million; 0.075% of such assets from $250 million to $500 million; and 0.050% of such assets in excess of $500 million; subject, however, to a minimum fee with respect to the Fund of $2,500 per month; provided, however, that during the first year of the Fund’s operations, the monthly minimum fee will be $2,000, and during the second year of the Fund’s operations the monthly minimum fee will be $2,250.

Ultimus also acts as the Fund's transfer agent. As Transfer Agent, Ultimus maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $20 per shareholder account, subject to a minimum fee with respect to each share class of $1,500 per month.  This monthly fee is reduced to $1,250 for the Fund or share class with between 25 and 100 shareholders, and $1,000 for the Fund or share class with less than 25 shareholders.

In addition, Ultimus provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. The fee payable by the Fund to Ultimus as Fund Accountant for the first year is $24,000 for one class of shares, $30,000 for two classes of shares and $36,000 for three classes of shares; plus an asset based fee at the annual rate of 0.010% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets over $500 million.  Ultimus will waive all fees due to it for fund accounting services for the first four months under its agreement with the Fund.

For the period January 21, 2011 (commencement of operations) through October 31, 2011 the Fund’s previous transfer agent fund accountant, Mutual Shareholder Services (“MSS”), was paid $11,203 for transfer agent and accounting services.  For the fiscal year ended October 31, 2012, the MSS was paid $15,750 for transfer agent and accounting services. For the fiscal year ended October 31, 2013, the MSS was paid $18,451 for transfer agent and accounting fees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been selected as independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2014.  The independent registered public accounting firm performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

LEGAL COUNSEL

Bond, Schoeneck & King, PLLC, which has offices at One Lincoln Center, Syracuse, New York 13202, serves as counsel for the Trust

DISTRIBUTOR

Pinnacle Investments, LLC (the “Distributor”), located at 507 Plum Street, Suite 120, Syracuse, New York 13204, is an affiliate of the Adviser and serves as the principal underwriter and distributor of the Fund’s shares pursuant to an agreement with the Trust.  The Distributor promotes and sells shares of the Fund on a continuous basis.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act. As required by Rule 12b-1, the Plan (together with the Distribution Agreement) has been approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement.

Potential benefits of the Plan to the Fund include improved shareholder services, savings to the Fund in transfer agency costs, savings to the Fund in other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plan must be considered by the Trustees annually.

Under the Plan, the Class C Shares and Class A Shares of the Fund may expend up to 1.00% and 0.25%, respectively, of the respective Class’s average daily net assets annually to finance any activity primarily intended to result in the sale of Fund shares and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. Such expenditures, paid as service fees to any person who sells Fund shares, may not exceed 0.25% of the Fund’s average net asset value.

The Plan is a type of plan known as a “compensation” plan because payments are made for services rendered to the Fund with respect to Fund shares regardless of the level of expenditures made by the Fund’s distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and considering the annual renewal of the Plan. The Distributor has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports; (ii) those relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to shares of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of the Fund’s shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of the Fund’s investment objectives and policies and other information about the Fund; (v) training sales personnel regarding the shares of the Fund; and (vi) financing any other activity that the Fund’s distributor determines is primarily intended to result in the sale of shares of the Fund.

The Fund’s distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Fund shares.

For the fiscal year ending October 31, 2013, the Fund paid 12b-1 fees relating to the following types of activities:

Activity	Amount	Allocation
Advertising/Marketing	$0	0%
Printing and Mailing prospectus to potential investors	$0	0%
Compensation to Underwriter	$0	0%
Compensation to Broker-Dealers	$89,741.04	100%
Compensation to Sales Personnel	$0	0%
Interest, carrying, or other financing charges	$0	0%
Other	$0	0%

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). Information contained in annual and semi-annual reports mailed to shareholders, as well as information filed with the SEC on Form N-Q and information posted on the Fund’s website, if any, is public information. Information posted to the Fund’s website, if one is developed, and other marketing and sales literature may be posted or produced as frequently as monthly with a one month lag, and is public information. All other information is non-public information.

The Fund has an ongoing relationship with third party servicing agents to release portfolio holdings information on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents are the Adviser, Transfer Agent, Fund Accounting Agent, Distributor and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The Fund’s Chief Compliance Officer must authorize all disclosures of portfolio holdings. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The Fund also releases information to Morningstar or other entities that track and rank mutual fund performance on a delayed basis after the information has been filed with the SEC or otherwise made public. The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

The Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine (i) whether it is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund, or the Adviser. Additionally, the Fund, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

PROXY VOTING POLICIES

The Trust and the Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser subject to the supervision of the Board of Trustees. The Adviser votes the Fund’s proxies in accordance with its proxy voting policy, subject to the provisions of the Trust’s policy regarding conflicts of interests. The Fund’s Proxy Voting Policy and Procedure is attached as Exhibit A. The Adviser’s Proxy Voting Policy and Procedure is attached as Exhibit B.

The Trust’s policy provides that, if a conflict of interest between the Adviser and its affiliates and the Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders.

The actual voting records relating to portfolio securities during the most recent 12-Month period ended June 30 will be available after August 31 without charge, upon request by calling toll-free, 1-888-229-9448 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Trust’s and the Adviser’s proxy voting policy and procedures are also available by calling 1-888-229-9448 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal period ended October 31, 2013.   You can obtain the Annual Report without charge by writing 1789 Growth and Income Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or by calling 1-888-229-9448.

Exhibit A

PINNACLE CAPITAL MANAGEMENT FUNDS TRUST

PROXY VOTING POLICY AND PROCEDURE

Introduction

Pinnacle Capital Management Funds Trust (the “Trust”) is a registered open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust may offer multiple series (each a “Fund” and, collectively, the “Funds”).  Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “Proxy Rule”).

Consistent with its fiduciary duties and pursuant to the Proxy Rule, the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Fund’s shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.  This policy may be amended, from time to time, as determined by the Board.

The Proxy Rule requires that each series of shares of the Trust listed on Exhibit A, attached hereto, (each a “Fund”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The Proxy Rule also requires each Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

Delegation of Proxy Voting Authority to Fund Adviser

The Board believes that the investment adviser (or sub-adviser as the case may be) of each Fund (each an “Adviser”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited entity to make decisions on how to vote proxies of portfolio companies held by that Fund.  Therefore, subject to the oversight of the Board, the Trust shall defer to and rely on the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio.  Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act.  Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy (each an “Adviser’s Voting Policy”), a copy of which shall be presented to the Board for its review.  Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

The Board, including a majority of the independent trustees of the Board, shall approve each Adviser’s Voting Policy as it relates to each Fund. The Board shall also approve any material changes to the Adviser’s Voting Policy no later than four (4) months after adoption by the Adviser.

Conflict of Interest Transactions

In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision.

When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.  In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion.  The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

Oversight of the Advisers’ Proxy Voting Compliance Activities

Each Adviser shall present to the Trust’s administrator a quarterly report summarizing its proxy voting compliance activities for the preceding quarter.  The administrator shall review the report to ensure compliance with the Proxy Rule and with this Policy, and shall determine the steps and procedures, if any, that must be undertaken or adopted by the Trust and any Adviser to ensure further compliance with the relevant laws.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

Each Fund shall disclose this Policy, or a description of the Policy, to its shareholders by including it as an appendix to its Statement of Additional Information (“SAI”) on Form N-1A. Each Fund will also notify its shareholders in the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number. The Fund will send this description of the Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

In accordance with the Proxy Rule, each Adviser shall provide a complete voting record, for each series of the Trust for which it acts as adviser, to the Trust’s administrator within 15 days following the end of each calendar quarter.  The Trust’s administrator will file Form N-PX with the SEC on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Each Fund, subject to oversight of the Board, shall disclose the Fund’s complete proxy voting record to its shareholders on Form N-PX, as required by the Proxy Rule, for the twelve-month period ended June 30th. Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote: (i) the name of the issuer of the portfolio security; (ii) the exchange ticker symbol of the portfolio security (if available through reasonably practicable means); (iii) the Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means); (iv) the shareholder meeting date; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the issuer or by a security holder; (vii) whether the Fund cast its vote on the matter; (viii) how the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

If a Fund has a website, the Fund may post of copy of its Adviser’s proxy voting policy and this Policy on such website.  A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus.  The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Exhibit B

Pinnacle Capital Management, LLC
IA Policies and Procedures Manual
6/15/2010 to Current

Proxy Voting

Policy

Pinnacle Capital Management, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Stephen Fauer has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Pinnacle Capital Management, LLC has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

•	All employees will forward any proxy materials received on behalf of clients to Stephen Fauer;

•	Stephen Fauer will determine which client accounts hold the security to which the proxy relates;

•
Absent material conflicts, Stephen Fauer will determine how Pinnacle Capital Management, LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

•
Pinnacle Capital Management, LLC will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Pinnacle Capital Management, LLC voted a client’s proxies, and that clients may request a copy of the firm's proxy policies and procedures.

•
Stephen Fauer will also send a copy of this summary to all existing clients who have previously received Pinnacle Capital Management, LLC's Disclosure Document; or Stephen Fauer may send each client the amended Disclosure Document.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Stephen Fauer.
•
In response to any request, Stephen Fauer will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Pinnacle Capital Management, LLC voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

•
In the absence of specific voting guidelines from the client, Pinnacle Capital Management, LLC will vote proxies in the best interests of each particular client. Pinnacle Capital Management, LLC's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Pinnacle Capital Management, LLC's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•
Pinnacle Capital Management, LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

•	Pinnacle Capital Management, LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
•
In reviewing proposals, Pinnacle Capital Management, LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

•
Pinnacle Capital Management, LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Pinnacle Capital Management, LLC with the issuer of each security to determine if Pinnacle Capital Management, LLC or any of its employees has any financial, business or personal relationship with the issuer.

•
If a material conflict of interest exists, Stephen Fauer will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	Pinnacle Capital Management, LLC will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

Stephen Fauer shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;
•	Each proxy statement that Pinnacle Capital Management, LLC receives;
•	A record of each vote that Pinnacle Capital Management, LLC casts;
•
Any document Pinnacle Capital Management, LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Stephen Fauer or proxy committee, if applicable.

•	A copy of each written request from a client for information on how Pinnacle Capital Management, LLC voted such client’s proxies, and a copy of any written response.

Exhibit C

Nominating and Corporate Governance Committee Charter

Pinnacle Capital Management Funds Trust

Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of Pinnacle Capital Management Funds Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.
The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have and affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers.  See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.
The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.
The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

APPENDIX A
TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

PINNACLE CAPITAL MANAGEMENT FUNDS TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.
Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.
Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion.  Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt.  The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.
Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

42